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                                                       FORM 8-K

                                                    CURRENT REPORT

                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                           Date of Report (Date of earliest event reported) June 22, 2001


Commission                                 Registrant; State of Incorporation;                   IRS Employer
File Number                                   Address; and Telephone Number                   Identification No


1-9513                                            CMS ENERGY CORPORATION                           38-2726431
                                                 (A Michigan Corporation)
                                             Fairlane Plaza South, Suite 1100
                                                  330 Town Center Drive
                                                 Dearborn, Michigan 48126
                                                      (313) 436-9261


1-5611                                           CONSUMERS ENERGY COMPANY                          38-0442310
                                                 (A Michigan Corporation)
                                                 212 West Michigan Avenue
                                                    Jackson, Michigan
                                                      (517) 788-1030



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ITEM 5. OTHER EVENTS


         Nuclear  Management  Company,  LLC, the operator of the Palisades  nuclear  plant owned by Consumers  Energy
Company,  a  subsidiary  of CMS Energy,  shut down the  Palisades  reactor on  Wednesday  night,  June 21,  2001,  so technicians  could repair a small steam leak on a pipe associated  with a primary  coolant system.  There was no risk to the public or workers.

         At this time, Consumer's cannot predict when the plant will resume service or the effect of the outage on
Consumer's operations and earnings.  Consumers expects to have sufficient power at all times to meet its load requirements from its other plants or purchase arrangements.


                                                     SIGNATURES

Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                    CMS ENERGY CORPORATION

Dated:  June 22, 2001                               By:   /s/ Alan M. Wright
                                                           Alan M. Wright
                                                           Executive Vice President, Chief Financial
                                                            and Administrative Officer

                                                    CONSUMERS ENERGY COMPANY

Dated:  June 22, 2001                               By:   /s/ Alan M. Wright
                                                           Alan M. Wright
                                                           Executive Vice President, Chief Financial
                                                            and Administrative Officer




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